AXP(R)
                                                                     Growth Fund

                                                              2001 ANNUAL REPORT
                                                           (PROSPECTUS ENCLOSED)

American
  Express(R)
Funds

(icon of) ruler

AXP Growth Fund seeks to provide shareholders with long-term capital growth.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Going for Growth

In the long run, a company's stock price usually reflects its business fortunes. Therefore, if a company thrives, its stock tends to follow suit. That's why many long-term investors, including AXP Growth Fund, focus on growth stocks -- those of companies that enjoy rising sales and profits. While there will be interruptions along the way, patient investors look forward to sharing in that same prosperity.

Table of Contents

2001 ANNUAL REPORT
The purpose of this annual report is to tell investors how the Fund performed.

From the Chairman                                   3

From the Portfolio Managers                         3

Fund Facts                                          5

The 10 Largest Holdings                             6

Making the Most of the Fund                         7

The Fund's Long-term Performance                    8

Board Members and Officers                         10

Independent Auditors' Report (Fund)                12

Financial Statements (Fund)                        13

Notes to Financial Statements (Fund)               16

Independent Auditors' Report
   (Portfolio)                                     22

Financial Statements (Portfolio)                   23

Notes to Financial Statements
   (Portfolio)                                     25

Investments in Securities                          28

Federal Income Tax Information                     31

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2   AXP GROWTH FUND -- ANNUAL REPORT

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman

First, I want to thank you for being a shareholder in American Express funds. While we strongly believe in the virtues of investment, we also are very sensitive to the fluctuations of the financial markets. That is why we want to re-emphasize the importance of making certain that you frequently review your investments and regularly meet with your financial advisor. By doing so, you can take advantage of shifts in the markets to position your portfolio relative to expected market volatility and, possibly, achieve better overall performance.

Second, I strongly advise that you keep a focus on the long-term. Reviewing past performance is helpful, but it should not be viewed as a leading indicator of the future. One constant is the necessity to have a financial plan based on appropriate asset allocation. Make sure that the plan provides what you need and expect.

Our job, as a Board, is to monitor and confirm that the Fund complies with its investment objective and that its management style stays on target. We want the Fund to be able to deliver to you, the shareholder, the type of performance you expect and the best results that can be obtained. Toward that end, American Express has made significant changes in its investment management capability, and will continue to make changes as it strives to provide a consistent standard of excellence.

On behalf of the Board,

Arne H. Carlson

From the Portfolio Managers

Large-capitalization growth stocks, particularly technology-related issues, were under severe selling pressure for much of the past 12 months. AXP Growth Fund's performance reflected the unfavorable environment, as its Class A shares experienced a loss of 42.14% (excluding the sales charge) for the past fiscal year -- August 2000 through July 2001.

At the outset of the period, there was little indication of the pitfalls that lay ahead. The stock market was surging, and the Fund would go on to record a strong gain in August 2000.

But within days, concerns that a slowdown in the economy might lead to weaker corporate profits began to cast a pall over the market. Much of investors' anxiety centered on technology stocks, whose generally lofty prices required that their respective companies continue to generate exceptional profit growth. The result was a wave of selling that continued largely unabated from September through May. Illustrating the force of the downturn, the Nasdaq Composite, a group of stocks that includes many leading technology names, declined by more than 60% during that time.

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3   AXP GROWTH FUND -- ANNUAL REPORT

PROFIT CONCERNS RETURN
Some optimism returned to the market in the spring, as a series of cuts in short-term interest rates by the Federal Reserve got investors thinking that the economy and, thus, corporate profits might improve before long. But, after a brief rally, disappointing economic data and weak profit reports quickly put a lid on further market advances.

Because technology stocks comprised the Fund's largest area of investment (about 40% of the portfolio at the peak), the market downturn took a substantial toll on performance. Fortunately, gains from health care and financial services stocks, which together made up about 30% of the portfolio, picked up some of the slack.

Looking at changes to the portfolio, while we reduced technology holdings overall, we added to investments in software stocks. They performed quite well during the final months of the period. We also weeded out the more vulnerable tech stocks, concentrating the bulk of tech investments in companies with leadership positions in their market segments. Also working to the Fund's benefit was its lack of utilities and energy stocks, which were especially weak performers late in the period.

As the new fiscal year begins, the biggest question confronting the stock market continues to be when the economy and corporate profits will pick up. If we are right in expecting an upturn in the fourth quarter of 2001, stocks should begin performing better before the year is out. Meanwhile, we plan to keep the bulk of portfolio invested in technology, health care and financial services -- the three business sectors that we believe continue to offer the best long-term growth prospects.


Lisa A. Costa
Senior portfolio manager


Scott Mullinix
Portfolio manager


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4   AXP GROWTH FUND -- ANNUAL REPORT

Fund Facts

Class A -- 12-month performance
(All figures per share)

Net asset value (NAV)
July 31, 2001                                                    $29.68
July 31, 2000                                                    $54.36
Decrease                                                         $24.68

Distributions -- Aug. 1, 2000 - July 31, 2001
From income                                                      $   --
From long-term capital gains                                     $ 2.20
Total distributions                                              $ 2.20
Total return*                                                   -42.14%

Class B -- 12-month performance
(All figures per share)

Net asset value (NAV)
July 31, 2001                                                    $28.11
July 31, 2000                                                    $52.02
Decrease                                                         $23.91

Distributions -- Aug. 1, 2000 - July 31, 2001
From income                                                      $   --
From long-term capital gains                                     $ 2.20
Total distributions                                              $ 2.20
Total return*                                                   -42.57%

Class C -- 12-month performance
(All figures per share)

Net asset value (NAV)
July 31, 2001                                                    $28.12
July 31, 2000                                                    $52.03
Decrease                                                         $23.91

Distributions -- Aug. 1, 2000 - July 31, 2001
From income                                                      $   --
From long-term capital gains                                     $ 2.20
Total distributions                                              $ 2.20
Total return*                                                   -42.56%

Class Y -- 12-month performance
(All figures per share)

Net asset value (NAV)
July 31, 2001                                                    $29.96
July 31, 2000                                                    $54.75
Decrease                                                         $24.79

Distributions -- Aug. 1, 2000 - July 31, 2001
From income                                                      $   --
From long-term capital gains                                     $ 2.20
Total distributions                                              $ 2.20
Total return*                                                   -42.04%

* The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.

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5   AXP GROWTH FUND -- ANNUAL REPORT

The 10 Largest Holdings

                                   Percent                  Value
                               (of net assets)      (as of July 31, 2001)
Citigroup                            5.86%               $371,554,000
Pfizer                               5.85                 370,980,000
Microsoft                            4.54                 287,926,500
Texas Instruments                    4.13                 262,200,000
Home Depot                           3.18                 201,480,000
Cisco Systems                        3.03                 192,200,000
Zions Bancorp                        2.84                 180,370,855
Intl Business Machines               2.82                 178,857,000
AOL Time Warner                      2.72                 172,710,000
Maxim Integrated Products            2.55                 161,595,000

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(picture of) pie chart

The 10 holdings listed here
make up 37.52% of net assets

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6   AXP GROWTH FUND -- ANNUAL REPORT

Making the Most of the Fund

BUILD YOUR ASSETS SYSTEMATICALLY
One of the best ways to invest in the Fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high. The chart below shows how dollar-cost averaging works. In these three hypothetical scenarios, you will see six months of share price fluctuations.

This strategy does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions even when the price of your shares falls or the market declines, it can be an effective way to accumulate shares to meet your long-term goals.

                        How dollar-cost averaging works

       Jan  Feb  Mar  Apr  May  Jun
$15                   $16  $18  $20
$10    $10  $12  $14
$ 5

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      42.25                    $15                    $14.20
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10                      $10
$ 5         $8   $5   $5   $8

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      85.0                     $7.66                  $7.05
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10
$ 5         $8   $6   $4   $4   $7

Accumulated shares*       Average market           Your average
                          price per share          cost per share

     103.5                    $6.50                    $5.80
-------------------------------------------------------------------------------
                 $100 invested per month. Total invested: $600.

* Shares purchased is determined by dividing the amount invested per month by the current share price.


THREE WAYS TO BENEFIT FROM A MUTUAL FUND:

o  your shares increase in value when the Fund's investments do well
o you receive capital gains when the gains on investments sold by the Fund exceed losses
o you receive income when the Fund's stock dividends, interest and short-term gains exceed its expenses.

All three make up your total return. You potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund.

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7   AXP GROWTH FUND -- ANNUAL REPORT

The Fund's Long-term Performance

                    Value of your $10,000 in AXP Growth Fund
$60,000

$50,000

$40,000

$30,000
                                                    S&P 500 Index        $30,588
$20,000                                                               AXP Growth
                                Lipper Large-Cap                    Fund Class A
  $9,425                            Growth Index     Russell 1000(R)
                                                     Growth Index

'91     '92     '93    '94      '95     '96     '97    '98    '99    '00     '01

Average Annual Total Returns (as of July 31, 2001)

               1 year          5 years          10 years         Since inception
Class A       -45.47%           +7.52%           +11.83%             N/A
Class B       -44.73%           +7.83%              N/A           +11.33%*
Class C       -43.10%             N/A               N/A           -40.36%**
Class Y       -42.04%           +8.94%              N/A           +12.33%*

 * Inception date was March 20, 1995.
** Inception date was June 26, 2000.

Assumes: Holding period from 8/1/91 to 7/31/01. Returns do not reflect taxes payable on distributions. Reinvestment of all income and capital gain distributions for the Fund has a value of $15,610. Also see "Past Performance" in the Fund's current prospectus.

On the graph above you can see how the Fund's total return compared to three widely cited unmanaged performance indexes, the Standard & Poor's 500 Index
(S&P 500 Index), Russell 1000(R) Growth Index and the Lipper Large-Cap Growth Index. In comparing AXPGrowth Fund (Class A) to these three indexes, you should take into account the fact that the Fund's performancereflects the maximum sales charge of 5.75%, while suchcharges are not reflected in the performance of the indexes.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Average annual total return figures reflect the impact of the maximum applicable sales charge. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.


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8   AXP GROWTH FUND -- ANNUAL REPORT

S&P 500 Index, an unmanaged list of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

Russell 1000(R) Growth Index, an unmanaged index, measures the performance of those companies among the 1,000 largest companies included in the Russell 3000(R) Index with higher price-to-book ratios and higher forecasted growth values.

Lipper Large-Cap Growth Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.


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9   AXP GROWTH FUND -- ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 68 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address,    Position held    Principal          Other directorships
age               with             occupations
                  Registrant and   during past
                  length of        five years
                  service
----------------- ---------------- -----------------  -------------------------
H. Brewster       Board member     Retired chair      Merck & Co., Inc.
Atwater, Jr.      since 1996       and chief          (pharmaceuticals)
4900 IDS Tower                     executive
Minneapolis, MN                    officer,
55402                              General Mills,
Born in 1931                       Inc.  (consumer
                                   foods)
----------------- ---------------- -----------------  -------------------------
Arne H. Carlson   Chair of the     Chair, Board
901 S.            Board since      Services
Marquette Ave.    1999             Corporation
Minneapolis, MN                    (provides
55402                              administrative
Born in 1934                       services to
                                   boards)  Former
                                   Governor of
                                   Minnesota
----------------- ---------------- -----------------  -------------------------
Lynne V. Cheney   Board member     Distinguished      The Reader's Digest
American          since 1994       Fellow, AEI        Association Inc.
Enterprise
Institute for
Public Policy
Research (AEI)
1150 17th St.,
N.W.
Washington,
D.C. 20036
Born in 1941
----------------- ---------------- -----------------  -------------------------
Livio D.          Board member     Retired chair      Cargill, Incorporated
DeSimone          since 2001       of the board       (commodity merchants
30 Seventh                         and chief          and processors), Target
Street                             executive          Corporation (department
St. Paul, MN                       officer,           stores), General Mills,
55101-4901                         Minnesota          Inc. (consumer foods)
Born in 1936                       Mining and         and Vulcan Materials
                                   Manufacturing      Company (construction
                                   (3M)               materials/chemicals)
----------------- ---------------- -----------------  -------------------------
Ira D. Hall       Board member     Treasurer,
Texaco, Inc.      since 2001       Texaco Inc.
2000                               since 1998.
Westchester                        Prior to that,
Avenue                             director,
White Plains, NY                   International
10650 Born in                      Operations IBM
1944                               Corp.
----------------- ---------------- -----------------  -------------------------
Heinz F. Hutter   Board member     Retired
P.O. Box 2187     since 1994       president and
Minneapolis, MN                    chief operating
55402                              officer,
Born in 1929                       Cargill,
                                   Incorporated
                                   (commodity
                                   merchants and
                                   processors)
----------------- ---------------- -----------------  -------------------------
Anne P. Jones     Board member     Attorney and       Motorola, Inc.
5716 Bent         since 1985       telecommunications (electronics)
Branch Rd.                         consultant
Bethesda, MD
20816
Born in 1935
----------------- ---------------- -----------------  -------------------------
William R.        Board member     RII
Pearce            since 1980       Weyerhaeuser
2050 One                           World
Financial Plaza                    Timberfund,
Minneapolis, MN                    L.P. (develops
55402                              timber
Born in 1927                       resources) -
                                   management
                                   committee;
                                   Former chair,
                                   American
                                   Express Funds

----------------- ---------------- -----------------  -------------------------
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10   AXP GROWTH FUND -- ANNUAL REPORT

Independent Board Members

Name, address,    Position held    Principal         Other directorships
age               with             occupations
                  Registrant and   during past
                  length of        five years
                  service
----------------- ---------------- ----------------- -------------------------
Alan K. Simpson   Board member     Former            Biogen, Inc.
1201 Sunshine     since 1997       three-term        (bio-pharmaceuticals)
Ave.                               United States
Cody, WY 82414                     Senator for
Born in 1931                       Wyoming
----------------- ---------------- ----------------- -------------------------
C. Angus          Board member     Retired chair     The Valspar Corporation
Wurtele           since 1994       of the board      (paints), Bemis
Suite 1700,                        and chief         Corporation (packaging)
Foshay Tower                       executive
Minneapolis, MN                    officer, The
55402                              Valspar
Born in 1934                       Corporation
----------------- ---------------- ----------------- -------------------------

Board Members Affiliated with American Express Financial Corporation (AEFC)

Name, address,    Position held    Principal         Other directorships
age               with             occupations
                  Registrant and   during past
                  length of        five years
                  service
----------------- ---------------- ----------------- -------------------------
David R. Hubers   Board member     Retired chief     Chronimed Inc.
50643 AXP         since 1993       executive         (specialty
Financial                          officer,          pharmaceutical
Center                             director and      distribution) RTW Inc.
Minneapolis, MN                    chair of the      (manages workers
55474                              board of AEFC     compensation programs)
Born in 1943                                         Lawson Software, Inc.
                                                     (technology based
                                                     business applications)
----------------- ---------------- ----------------- -------------------------
John R. Thomas    Board member     Senior vice
50652 AXP         since 1987,      president -
Financial         president        information and
Center            since 1997       technology of
Minneapolis, MN                    AEFC
55474
Born in 1937
----------------- ---------------- ----------------- -------------------------
The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, the Fund's other officers are:

Other Officers

Name, address,    Position held    Principal         Other directorships
age               with             occupations
                  Registrant and   during past
                  length of        five years
                  service
----------------- ---------------- ----------------- -------------------------
John M. Knight    Treasurer        Vice president
50005 AXP         since 1999       - investment
Financial                          accounting of
Center                             AEFC
Minneapolis, MN
55474
Born in 1952
----------------- ---------------- ----------------- -------------------------
Leslie L. Ogg     Vice             President of
901 S.            president,       Board Services
Marquette Ave.    general          Corporation
Minneapolis, MN   counsel and
55402             secretary
Born in 1938      since 1978
----------------- ---------------- ----------------- -------------------------
Frederick C.      Vice president   Senior vice
Quirsfeld         since 1998       president -
53609 AXP                          fixed income of
Financial                          AEFC
Center
Minneapolis, MN
55474
Born in 1947
----------------- ---------------- ----------------- -------------------------
The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

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11   AXP GROWTH FUND -- ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP GROWTH SERIES, INC.
We have audited the accompanying statement of assets and liabilities of AXP Growth Fund (a series of AXP Growth Series, Inc.) as of July 31, 2001, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended July 31, 2001, and the financial highlights for each of the years in the five-year period ended July 31, 2001. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Growth Fund as of July 31, 2001, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.



KPMG LLP

Minneapolis, Minnesota

September 7, 2001

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12   AXP GROWTH FUND -- ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Growth Fund

July 31, 2001
Assets
Investment in Growth Portfolio (Note 1)                                                     $6,344,602,347
Captial shares receivable                                                                           61,831
                                                                                                    ------
Total assets                                                                                 6,344,664,178
                                                                                             -------------
Liabilities
Capital shares payable                                                                             274,561
Accrued distribution fee                                                                            68,022
Accrued service fee                                                                                  2,658
Accrued transfer agency fee                                                                         30,523
Accrued administrative services fee                                                                  6,862
Other accrued expenses                                                                             603,529
                                                                                                   -------
Total liabilities                                                                                  986,155
                                                                                                   -------
Net assets applicable to outstanding capital stock                                          $6,343,678,023
                                                                                            ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                    $    2,162,803
Additional paid-in capital                                                                   6,182,863,386
Accumulated net realized gain (loss) (Note 7)                                                 (988,875,680)

Unrealized appreciation (depreciation) on investments                                        1,147,527,514
                                                                                             -------------
Total -- representing net assets applicable to outstanding capital stock                    $6,343,678,023
                                                                                            ==============
Net assets applicable to outstanding shares:              Class A                           $3,851,155,705
                                                          Class B                           $1,510,173,533
                                                          Class C                           $    8,798,341
                                                          Class Y                           $  973,550,444
Net asset value per share of outstanding capital stock:   Class A shares      129,745,372   $        29.68
                                                          Class B shares       53,731,152   $        28.11
                                                          Class C shares          312,923   $        28.12
                                                          Class Y shares       32,490,892   $        29.96
                                                                               ----------   --------------

See accompanying notes to financial statements.

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13   AXP GROWTH FUND -- ANNUAL REPORT

Statement of operations
AXP Growth Fund

Year ended July 31, 2001
Investment income
Income:
Dividends                                                                                  $    33,660,208
Interest                                                                                        21,287,289
     Less foreign taxes withheld                                                                  (196,561)
                                                                                                  --------
Total income                                                                                    54,750,936
                                                                                                ----------
Expenses (Note 2):
Expenses allocated from Growth Portfolio                                                        47,082,352
Distribution fee
     Class A                                                                                    13,034,501
     Class B                                                                                    20,253,042
     Class C                                                                                        70,471
Transfer agency fee                                                                              9,844,523
Incremental transfer agency fee
     Class A                                                                                       644,200
     Class B                                                                                       556,742
     Class C                                                                                         3,855
Service fee -- Class Y                                                                           1,259,734
Administrative services fees and expenses                                                        3,193,208
Compensation of board members                                                                       17,675
Printing and postage                                                                             1,252,174
Registration fees                                                                                  608,465
Audit fees                                                                                           9,500
Other                                                                                               36,715
                                                                                                    ------
Total expenses                                                                                  97,867,157
     Earnings credits on cash balances (Note 2)                                                   (318,650)
                                                                                                  --------
Total net expenses                                                                              97,548,507
                                                                                                ----------
Investment income (loss) -- net                                                                (42,797,571)
                                                                                               -----------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions                                                                    (835,378,279)
     Options contracts written                                                                  19,707,300
                                                                                                ----------
Net realized gain (loss) on investments                                                       (815,670,979)
Net change in unrealized appreciation (depreciation) on investments                         (3,839,599,804)
                                                                                            --------------
Net gain (loss) on investments                                                              (4,655,270,783)
                                                                                            --------------
Net increase (decrease) in net assets resulting from operations                            $(4,698,068,354)
                                                                                           ===============

See accompanying notes to financial statements.

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14   AXP GROWTH FUND -- ANNUAL REPORT

Statements of changes in net assets
AXP Growth Fund

Year ended July 31,                                                             2001              2000
Operations and distributions
Investment income (loss) -- net                                          $   (42,797,571)  $   (40,646,714)
Net realized gain (loss) on investments                                     (815,670,979)      282,481,456
Net change in unrealized appreciation (depreciation) on investments       (3,839,599,804)    2,000,202,891
                                                                          --------------     -------------
Net increase (decrease) in net assets resulting from operations           (4,698,068,354)    2,242,037,633
                                                                          --------------     -------------
Distributions to shareholders from:
     Net realized gain
         Class A                                                            (275,937,694)      (87,059,276)
         Class B                                                            (112,812,229)      (31,046,847)
         Class C                                                                (393,960)               --
         Class Y                                                             (66,853,330)      (17,842,638)
                                                                             -----------       -----------
Total distributions                                                         (455,997,213)     (135,948,761)
                                                                            ------------      ------------
Capital share transactions (Note 3)
Proceeds from sales
     Class A shares (Notes 2 and 5)                                        1,814,580,315     2,328,546,079
     Class B shares                                                          458,556,597       766,835,307
     Class C shares                                                           13,298,672         1,181,005
     Class Y shares                                                          742,021,470       838,486,439
Reinvestment of distributions at net asset value
     Class A shares                                                          267,787,656        81,857,352
     Class B shares                                                          111,916,442        30,846,821
     Class C shares                                                              392,962                --
     Class Y shares                                                           54,657,205        17,838,677
Payments for redemptions
     Class A shares                                                       (1,726,848,684)   (1,719,179,723)
     Class B shares (Note 2)                                                (278,484,800)     (240,842,800)
     Class C shares (Note 2)                                                  (1,416,128)               --
     Class Y shares                                                         (615,784,347)     (502,331,403)
                                                                            ------------      ------------
Increase (decrease) in net assets from capital share transactions            840,677,360     1,603,237,754
                                                                             -----------     -------------
Total increase (decrease) in net assets                                   (4,313,388,207)    3,709,326,626
Net assets at beginning of year                                           10,657,066,230     6,947,739,604
                                                                          --------------     -------------
Net assets at end of year                                                $ 6,343,678,023   $10,657,066,230
                                                                         ===============   ===============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

15   AXP GROWTH FUND -- ANNUAL REPORT

Notes to Financial Statements
AXP Growth Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Growth Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Growth Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

Class C shares of the Fund were offered to the public on June 26, 2000. Prior to this date, American Express Financial Corporation (AEFC) purchased 36 shares of capital stock at $54.97 per share, which represented the initial capital in Class C.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o  Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Growth Portfolio
The Fund invests all of its assets in Growth Portfolio (the Portfolio), a series of Growth Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in stocks of U.S. and foreign companies that appear to offer growth opportunities.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of July 31, 2001 was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

--------------------------------------------------------------------------------

16   AXP GROWTH FUND -- ANNUAL REPORT

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $42,797,571 and accumulated net realized loss has been increased by $341,441 resulting in a net reclassification adjustment to decrease paid-in capital by $43,139,012.

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

2. EXPENSES AND SALES CHARGES
In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees, and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.00
o  Class B $20.00
o  Class C $19.50
o  Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

--------------------------------------------------------------------------------

17   AXP GROWTH FUND -- ANNUAL REPORT

Sales charges received by the Distributor for distributing Fund shares were $12,669,734 for Class A, $1,585,932 for Class B and $4,327 for Class C for the year ended July 31, 2001.

During the year ended July 31, 2001, the Fund's transfer agency fees were reduced by $318,650 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the years indicated are as follows:

                                                      Year ended July 31, 2001
                                            Class A       Class B        Class C       Class Y
Sold                                      45,406,835     11,151,197      319,605     18,291,747
Issued for reinvested distributions        7,266,962      3,192,141       11,202      1,470,465
Redeemed                                 (45,033,906)    (8,057,822)     (39,744)   (15,592,053)
                                         -----------     ----------      -------    -----------
Net increase (decrease)                    7,639,891      6,285,516      291,063      4,170,159
                                           ---------      ---------      -------      ---------

                                                         Year ended July 31, 2000
                                            Class A       Class B        Class C*      Class Y
Sold                                      46,185,191    15,828,819        21,860     16,314,629
Issued for reinvested distributions        1,627,914       638,655            --        352,892
Redeemed                                 (34,302,245)   (4,884,036)           --     (9,918,250)
                                         -----------    ----------        ------     ----------
Net increase (decrease)                   13,510,860    11,583,438        21,860      6,749,271
                                          ----------    ----------        ------      ---------

* Inception date was June 26, 2000.

4. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the year ended July 31, 2001.

--------------------------------------------------------------------------------

18   AXP GROWTH FUND -- ANNUAL REPORT

5. FUND MERGER
As of the close of business on July 14, 2000, AXP Growth Fund acquired the assets and assumed the identified liabilities of Strategist Growth Fund.

The aggregate net assets of AXP Growth Fund immediately before the acquisition were $11,413,475,167.

The merger was accomplished by a tax-free exchange of 535,806 shares of Strategist Growth Fund valued at $33,112,239.

In exchange for the Strategist Growth Fund shares and net assets, AXP Growth Fund issued the following number of shares:

                                          Shares          Net assets
Class A                                   564,295         $33,112,239

Strategist Growth Fund's net assets at that date consisted of capital stock of $11,047,368 and unrealized appreciation of $22,064,871.

6. NEW ACCOUNTING PRONOUNCEMENT
In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after Dec. 15, 2000. Adopting the revised Guide is not expected to have a significant impact on the Fund's financial position, results of operations or changes in its net assets.

7. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund has a capital loss carry-over of $949,420,217 as of July 31, 2001, that if not offset by subsequent capital gains, will expire in 2010. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.


--------------------------------------------------------------------------------

19   AXP GROWTH FUND -- ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended July 31,                             2001         2000         1999         1998          1997
Net asset value, beginning of period                   $ 54.36       $42.14       $36.58       $35.47        $23.16
                                                       -------       ------       ------       ------        ------
Income from investment operations:
Net investment income (loss)                              (.14)        (.14)        (.03)        (.07)         (.05)
Net gains (losses) (both realized and unrealized)       (22.34)       13.14         7.29         2.14         13.04
                                                        ------        -----         ----         ----         -----
Total from investment operations                        (22.48)       13.00         7.26         2.07         12.99
                                                        ------        -----         ----         ----         -----
Less distributions:
Distributions from realized gains                        (2.20)        (.78)       (1.70)        (.96)         (.68)
                                                         -----         ----        -----         ----          ----
Net asset value, end of period                         $ 29.68       $54.36       $42.14       $36.58        $35.47
                                                       -------       ------       ------       ------        ------

Ratios/supplemental data
Net assets, end of period (in millions)                 $3,851       $6,637       $4,576       $3,681        $3,215
                                                        ------       ------       ------       ------        ------
Ratio of expenses to average daily net assets(c)          .99%         .99%         .89%         .87%          .97%
                                                          ---          ---          ---          ---           ---
Ratio of net investment income (loss)
     to average daily net assets                         (.34%)       (.30%)       (.08%)       (.22%)        (.18%)
                                                         ----         ----         ----         ----          ----
Portfolio turnover rate
     (excluding short-term securities)                     41%          23%          17%          28%           24%
                                                           --           --           --           --            --
Total return(e)                                        (42.14%)      31.01%       20.49%        6.32%        57.00%
                                                       ------        -----        -----         ----         -----

Class B
Per share income and capital changes(a)
Fiscal period ended July 31,                             2001         2000         1999         1998          1997
Net asset value, beginning of period                   $ 52.02       $40.65       $35.61       $34.82        $22.92
                                                       -------       ------       ------       ------        ------
Income from investment operations:
Net investment income (loss)                              (.42)        (.46)        (.28)        (.29)         (.22)
Net gains (losses) (both realized and unrealized)       (21.29)       12.61         7.02         2.04         12.80
                                                        ------        -----         ----         ----         -----
Total from investment operations                        (21.71)       12.15         6.74         1.75         12.58
                                                        ------        -----         ----         ----         -----
Less distributions:
Distributions from realized gains                        (2.20)        (.78)       (1.70)        (.96)         (.68)
                                                         -----         ----        -----         ----          ----
Net asset value, end of period                         $ 28.11       $52.02       $40.65       $35.61        $34.82
                                                       -------       ------       ------       ------        ------

Ratios/supplemental data
Net assets, end of period (in millions)                 $1,510       $2,468       $1,458       $1,021          $713
                                                        ------       ------       ------       ------          ----
Ratio of expenses to average daily net assets(c)         1.75%        1.75%        1.65%        1.63%         1.74%
                                                         ----         ----         ----         ----          ----
Ratio of net investment income (loss)
     to average daily net assets                        (1.11%)      (1.06%)       (.85%)       (.97%)        (.94%)
                                                        -----        -----         ----         ----          ----
Portfolio turnover rate
     (excluding short-term securities)                     41%          23%          17%          28%           24%
                                                           --           --           --           --            --
Total return(e)                                        (42.57%)       30.02%       19.58%        5.52%        55.81%
                                                       ------         -----        -----         ----         -----

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------

20   AXP GROWTH FUND -- ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended July 31,                             2001        2000(b)
Net asset value, beginning of period                   $ 52.03       $52.65
                                                       -------       ------
Income from investment operations:

Net investment income (loss)                              (.42)        (.04)
Net gains (losses) (both realized and unrealized)       (21.29)        (.58)
                                                        ------         ----

Total from investment operations                        (21.71)        (.62)
                                                        ------         ----
Less distributions:
Distributions from realized gains                        (2.20)          --
                                                         -----         ----
Net asset value, end of period                         $ 28.12       $52.03
                                                       -------       ------

Ratios/supplemental data
Net assets, end of period (in millions)                     $9           $1
                                                            --           --
Ratio of expenses to average daily net assets(c)         1.75%        1.75%(d)
                                                         ----         ----
Ratio of net investment income (loss)
     to average daily net assets                        (1.10%)      (1.30%)(d)
                                                        -----        -----
Portfolio turnover rate
     (excluding short-term securities)                     41%          23%
                                                           --           --
Total return(e)                                        (42.56%)      (1.18%)
                                                       ------        -----

Class Y
Per share income and capital changes(a)
Fiscal period ended July 31,                             2001         2000         1999         1998          1997
Net asset value, beginning of period                   $ 54.75       $42.37       $36.74       $35.60        $23.21
                                                       -------       ------       ------       ------        ------
Income from investment operations:
Net investment income (loss)                              (.07)        (.06)          --         (.04)         (.01)
Net gains (losses) (both realized and unrealized)       (22.52)       13.22         7.33         2.14         13.08
                                                        ------        -----         ----         ----         -----
Total from investment operations                        (22.59)       13.16         7.33         2.10         13.07
                                                        ------        -----         ----         ----         -----
Less distributions:
Distributions from realized gains                        (2.20)        (.78)       (1.70)        (.96)         (.68)
                                                         -----         ----        -----         ----          ----
Net asset value, end of period                         $ 29.96       $54.75       $42.37       $36.74        $35.60
                                                       -------       ------       ------       ------        ------

Ratios/supplemental data
Net assets, end of period (in millions)                   $974       $1,551         $914         $582          $179
                                                          ----       ------         ----         ----          ----
Ratio of expenses to average daily net assets(c)          .83%         .83%         .80%         .80%          .85%
                                                          ---          ---          ---          ---           ---
Ratio of net investment income (loss)
     to average daily net assets                         (.18%)       (.14%)         --%        (.12%)        (.07%)
                                                         ----         ----         ----         ----          ----
Portfolio turnover rate
     (excluding short-term securities)                     41%          23%          17%          28%           24%
                                                           --           --           --           --            --
Total return(e)                                       (42.04%)       31.20%       20.59%        6.40%        57.23%
                                                      ------         -----        -----         ----         -----

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------

21   AXP GROWTH FUND -- ANNUAL REPORT

Independent Auditors' Report

THE BOARD OF TRUSTEES AND UNITHOLDERS
GROWTH TRUST
We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Growth Portfolio (a series of Growth Trust) as of July 31, 2001, the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended July 31, 2001. These financial statements are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Growth Portfolio as of July 31, 2001, and the results of its operations and the changes in its net assets for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.


KPMG LLP

Minneapolis, Minnesota

September 7, 2001

--------------------------------------------------------------------------------

22   AXP GROWTH FUND -- ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Growth Portfolio

July 31, 2001
Assets

Investments in securities, at value (Note 1)
   (identified cost $5,286,583,796)                                                         $6,434,120,695

Dividends and accrued interest receivable                                                          461,530
Receivable for investment securities sold                                                       21,724,322
                                                                                                ----------
Total assets                                                                                 6,456,306,547
                                                                                             -------------

Liabilities
Disbursements in excess of cash on demand deposit                                                  423,234
Payable for investment securities purchased                                                     36,427,931
Payable upon return of securities loaned (Note 4)                                               74,615,000
Accrued investment management services fee                                                          95,247
Other accrued expenses                                                                              87,907
                                                                                                    ------
Total liabilities                                                                              111,649,319
                                                                                               -----------
Net assets                                                                                  $6,344,657,228
                                                                                            ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

23   AXP GROWTH FUND -- ANNUAL REPORT

Statement of operations
Growth Portfolio

Year ended July 31, 2001
Investment income Income:
Dividends                                                                                  $    33,660,496
Interest                                                                                        21,286,383
     Less foreign taxes withheld                                                                  (196,562)
                                                                                                  --------
Total income                                                                                    54,750,317
                                                                                                ----------
Expenses (Note 2):
Investment management services fee                                                              46,332,635
Compensation of board members                                                                       28,725
Custodian fees                                                                                     563,377
Audit fees                                                                                          28,500
Other                                                                                              146,484
                                                                                                   -------
Total expenses                                                                                  47,099,721
     Earnings credits on cash balances (Note 2)                                                    (16,966)
                                                                                                   -------
Total net expenses                                                                              47,082,755
                                                                                                ----------
Investment income (loss) -- net                                                                  7,667,562
                                                                                                 ---------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions (including loss of $1,474,339 on sale of affiliated
     issuers) (Note 3)                                                                        (835,426,595)
     Options contracts written (Note 5)                                                         19,707,363
                                                                                                ----------
Net realized gain (loss) on investments                                                       (815,719,232)
Net change in unrealized appreciation (depreciation) on investments                         (3,839,591,149)
                                                                                            --------------
Net gain (loss) on investments                                                              (4,655,310,381)
                                                                                            --------------
Net increase (decrease) in net assets resulting from operations                            $(4,647,642,819)
                                                                                           ===============

Statements of changes in net assets
Growth Portfolio

Year ended July 31,                                                                 2001              2000
Operations
Investment income (loss) -- net                                          $     7,667,562   $     8,205,713
Net realized gain (loss) on investments                                     (815,719,232)      283,936,086
Net change in unrealized appreciation (depreciation) on investments       (3,839,591,149)    2,008,602,545
                                                                          --------------     -------------
Net increase (decrease) in net assets resulting from operations           (4,647,642,819)    2,300,744,344
Net contributions (withdrawals) from partners                                334,889,696     1,384,517,514
                                                                             -----------     -------------
Total increase (decrease) in net assets                                   (4,312,753,123)    3,685,261,858
Net assets at beginning of year                                           10,657,410,351     6,972,148,493
                                                                          --------------     -------------
Net assets at end of year                                                $ 6,344,657,228   $10,657,410,351
                                                                         ===============   ===============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

24   AXP GROWTH FUND -- ANNUAL REPORT

Notes to Financial Statements
Growth Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Growth Portfolio (the Portfolio) is a series of Growth Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Growth Portfolio invests primarily in stocks of U.S. and foreign companies that appear to offer growth opportunities. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures

--------------------------------------------------------------------------------

25   AXP GROWTH FUND -- ANNUAL REPORT
contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes
For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. FEES AND EXPENSES
The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.6% to 0.48% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the AXP Growth Fund to the Lipper Large-Cap Growth Index. The maximum adjustment is 0.12% of the Portfolio's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment increased the fee by $770,306 for the year ended July 31, 2001.


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26   AXP GROWTH FUND -- ANNUAL REPORT

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

During the year ended July 31, 2001, the Portfolio's custodian fees were reduced by $16,966 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $3,875,180,128 and $3,386,967,512, respectively, for the year ended July 31, 2001. For the same period, the portfolio turnover rate was 41%. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $147,507 for the year ended July 31, 2001.

4. LENDING OF PORTFOLIO SECURITIES
As of July 31, 2001, securities valued at $74,591,360 were on loan to brokers. For collateral, the Portfolio received $74,615,000 in cash. Income from securities lending amounted to $928,549 for the year ended July 31, 2001. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

5. OPTIONS CONTRACTS WRITTEN
Contracts and premium amounts associated with options contracts written are as follows:
                                           Year ended July 31, 2001
                                                     Calls
                                         Contracts            Premium
Balance July 31, 2000                      10,000          $  6,625,000
Opened                                     35,000            21,099,447
Closed                                    (15,000)          (10,625,000)
Exercised                                 (13,096)           (7,392,084)
Expired                                   (16,904)           (9,707,363)
                                          -------            ----------
Balance July 31, 2001                          --           $        --
                                          -------           -----------

See "Summary of significant accounting policies."

6. NEW ACCOUNTING PRONOUNCEMENT
In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after Dec. 15, 2000. Adopting the revised Guide is not expected to have a significant impact on the Portfolio's financial position, results of operations or changes in its net assets.

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27   AXP GROWTH FUND -- ANNUAL REPORT

Investments in Securities
Growth Portfolio

July 31, 2001
(Percentages represent value of investments compared to net assets)

Common stocks (93.4%)
Issuer                                Shares                   Value(a)

Airlines (2.1%)
Southwest Airlines                 6,750,000               $135,067,500

Banks and savings & loans (4.3%)
State Street                       1,750,000                 94,097,500
Zions Bancorp                      3,085,900                180,370,855
Total                                                       274,468,355

Communications equipment & services (3.5%)
Brocade Communications
     Systems                       2,000,000(b)              65,880,000
CIENA                              1,000,000(b)              33,140,000
Ericsson (LM) ADR Cl B             2,000,000(c)              10,720,000
Nokia ADR Cl A                     4,000,000(c)              87,240,000
Sonus Networks                     1,200,000(b,e)            26,328,000
Total                                                       223,308,000

Computer software & services (9.8%)
BEA Systems                        3,000,000(b)              66,150,000
Microsoft                          4,350,000(b)             287,926,500
Peregrine Systems                  2,250,000(b)              61,537,500
Siebel Systems                     2,000,000(b)              68,920,000
VeriSign                           1,000,000(b,e)            54,610,000
VERITAS Software                   2,000,000(b)              84,820,000
Total                                                       623,964,000

Computers & office equipment (14.5%)
AOL Time Warner                    3,800,000(b)             172,710,000
Check Point
     Software Technologies         1,000,000(b,c)            44,240,000
Cisco Systems                     10,000,000(b)             192,200,000
EMC                                7,400,000(b)             145,928,000
Extreme Networks                   1,500,000(b)              42,045,000
First Data                           750,000                 51,990,000
Intl Business Machines             1,700,000                178,857,000
Juniper Networks                   1,000,000(b)              25,690,000
Mercury Interactive                1,000,000(b)              38,660,000
Openwave Systems                   1,000,000(b)              25,560,000
Total                                                       917,880,000

Electronics (14.6%)
Applied Materials                  3,190,400(b)             146,311,744
Broadcom Cl A                      1,500,000(b)              65,445,000
Intel                              5,000,000                149,050,000
Maxim Integrated Products          3,500,000(b)             161,595,000
PMC-Sierra                         1,000,000(b)              30,310,000
STMicroelectronics                 1,800,000(c)              57,312,000
Symbol Technologies                4,100,000                 50,881,000
Texas Instruments                  7,600,000                262,200,000
Total                                                       923,104,744

Energy (0.9%)
Anadarko Petroleum                 1,000,000                 56,800,000

Energy equipment & services (3.0%)
Halliburton                        3,000,000                105,030,000
Schlumberger                       1,600,000                 86,000,000
Total                                                       191,030,000

Financial services (11.7%)
Citigroup                          7,400,000                371,554,000
Fannie Mae                         1,000,000                 83,250,000
Merrill Lynch                      2,975,000                161,364,000
Providian Financial                2,500,000                123,425,000
Total                                                       739,593,000

Health care (13.3%)
Amgen                              2,000,000(b)             125,420,000
Biomet                               497,500                 24,153,625
Genentech                          3,500,000(b)             148,050,000
Medtronic                          3,000,000                144,090,000
Pfizer                             9,000,000                370,980,000
Stryker                              550,000                 32,989,000
Total                                                       845,682,625

Health care services (0.5%)
Applera-Celera
     Genomics Group                1,100,000(b)              33,693,000

Leisure time & entertainment (2.4%)
Harley-Davidson                    3,000,000                154,830,000

Media (2.8%)
Omnicom Group                        900,000                 78,633,000
Sony ADR                           2,000,000(c)              99,040,000
Total                                                       177,673,000

Miscellaneous (1.3%)
Nasdaq-100 Shares                  1,900,000(b,e)            79,344,000

Restaurants & lodging (2.3%)
Marriott Intl Cl A                 3,000,000                143,250,000

See accompanying notes to investments in securities.
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28   AXP GROWTH FUND -- ANNUAL REPORT

Issuer                                Shares                   Value(a)

Retail (5.2%)
Home Depot                         4,000,000               $201,480,000
Kohl's                             1,000,000(b)              57,280,000
Tiffany                            1,000,000                 35,300,000
Walgreen                           1,100,000                 37,070,000
Total                                                       331,130,000

Utilities -- telephone (1.2%)
Sprint (PCS Group)                 3,000,000(b)              77,760,000

Total common stocks
(Cost: $4,772,884,704)                                   $5,928,578,224

Bonds (2.9%)
Issuer                  Coupon        Principal             Value(a)
                         rate          amount

Resolution Funding Corp
     Zero Coupon
         07-15-20       5.93%      $400,000,000(f)         $125,836,000
         10-15-20       6.03        185,000,000(e,f)         57,318,550

Total bonds
(Cost: $191,244,743)                                       $183,154,550

Short-term securities (5.1%)
Issuer                Annualized       Amount               Value(a)
                     yield on date   payable at
                      of purchase     maturity

U.S. government agencies (3.4%)
Federal Home Loan Bank Disc Nts
         08-03-01       3.79%       $17,700,000             $17,694,234
         08-22-01       3.60         13,500,000              13,469,308
         09-19-01       3.55          6,600,000               6,565,991
         09-21-01       3.57         39,900,000              39,688,391
         09-21-01       3.68          9,400,000               9,347,974
         10-19-01       3.55         35,100,000              34,813,740
Federal Home Loan Mtge Corp Disc Nts
         08-07-01       3.74          5,800,000               5,795,782
         08-24-01       3.63         40,000,000              39,903,464
         09-18-01       3.59          3,600,000               3,582,507
Federal Natl Mtge Assn Disc Nts
         08-09-01       3.89         12,000,000              11,988,077
         08-13-01       3.60          4,400,000               4,394,280
         10-04-01       3.60         23,600,000              23,443,617
         10-11-01       3.59          2,400,000               2,382,384
Total                                                       213,069,749

Commercial paper (1.7%)
Bayer
         09-18-01       3.65          2,200,000(d)            2,189,130
BellSouth
         08-20-01       3.64          1,100,000(d)            1,097,782
         09-25-01       3.65          4,700,000(d)            4,672,875
Coca-Cola
         10-12-01       3.67            600,000                 595,535
Gannett
         08-22-01       3.72         13,900,000(d)           13,868,485
         08-22-01       3.74          4,000,000(d)            3,990,882
Intl Lease Finance
         08-17-01       3.72         12,000,000              11,978,976
Morgan Stanley, Dean Witter, Discover & Co
         08-28-01       3.73         15,700,000              15,654,573
Natl Rural Utilities
         08-21-01       3.73          6,500,000               6,485,895
         08-28-01       3.71         21,300,000              21,238,702
Scripps (EW)
         09-18-01       3.67          3,200,000(d)            3,183,666
Sheffield Receivables
         08-24-01       3.75          6,500,000(d)            6,483,793
Southern Company Funding
         09-24-01       3.65         17,982,000(d)           17,877,878
Total                                                       109,318,172

Total short-term securities
(Cost: $322,454,349)                                       $322,387,921


Total investments in securities
(Cost: $5,286,583,796)(g,h)                              $6,434,120,695



See accompanying notes to investments in securities.

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29   AXP GROWTH FUND -- ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b)  Non-income producing.
(c) Foreign security values are stated in U.S. dollars. As of July 31, 2001, the value of foreign securities represented 4.71% of net assets.
(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.
(e) Security is partially or fully on loan. See Note 4 to the financial statements.
(f) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.
(g) Investments representing 5% or more of the outstanding voting securities of the issuer. Transactions with companies that were affiliates during the year ended July 31, 2001 are as follows:

     Issuer    Beginning   Purchase     Sales     Ending    Dividend    Value(a)
                 cost        cost       cost       cost      income
     MasTec*  $66,123,100     $--    $66,123,100    $--        $--         $--

     * Issuer was not an affiliate for the entire year ended July 31, 2001.

(h) At July 31, 2001, the cost of securities for federal income tax purposes was $5,329,648,915 and the aggregate gross unrealized appreciation and depreciation based on that cost was:
     Unrealized appreciation                                    $1,761,078,144
     Unrealized depreciation                                      (656,606,364)
                                                                  ------------
     Net unrealized appreciation                                $1,104,471,780
                                                                --------------

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30   AXP GROWTH FUND -- ANNUAL REPORT

Federal Income Tax Information
(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Growth Fund
Fiscal year ended July 31, 2001

Class A
Capital gain distribution taxable as long-term capital gain.

Payable date                                                  Per share
Dec. 21, 2000                                                  $2.20154
Total distribution                                             $2.20154

Class B
Capital gain distribution taxable as long-term capital gain.

Payable date                                                  Per share
Dec. 21, 2000                                                  $2.20154
Total distribution                                             $2.20154

Class C
Capital gain distribution taxable as long-term capital gain.

Payable date                                                  Per share
Dec. 21, 2000                                                  $2.20154
Total distribution                                             $2.20154

Class Y
Capital gain distribution taxable as long-term capital gain.

Payable date                                                  Per share
Dec. 21, 2000                                                  $2.20154
Total distribution                                             $2.20154

--------------------------------------------------------------------------------

31   AXP GROWTH FUND -- ANNUAL REPORT

AXP Growth Fund                                                 PRSRT STD AUTO
70100 AXP Financial Center                                       U.S. POSTAGE
Minneapolis, MN 55474                                                PAID
                                                                   AMERICAN
americanexpress.com                                                 EXPRESS

Ticker Symbol
Class A: INIDX       Class B: IGRBX
Class C: AXGCX       Class Y: IGRYX


                                                                          (logo)
                                                                        American
                                                                         Express

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                 S-6455 V (9/01)